UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 15, 2006 (February 15, 2006)
INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

One Madison Industrial Park IW 2000, Huntsville, AL	35894-0001

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 730-2000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99 Investor Presentation dated February 15, 2006

Item 7.01 Regulation FD Disclosure.
     On February 15, 2006, the Intergraph Corporation posted an Investor Presentation (the “Presentation”) dated February 15, 2006 on the investor relations page of the Company’s website. The presentation is furnished herewith as Exhibit 99. The Presentation is summary in nature, speaks only as of its date, and should be considered together with other information contained in the Company’s annual, quarterly and current reports filed with the Securities and Exchange Commission. The Company disclaims any obligation to update the Presentation.
Item 9.01. Financial Statements and Exhibits.
Exhibits
99	Investor Presentation dated February 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERGRAPH CORPORATION
By:	/s/ Larry T. Miles
	Name:	Larry T. Miles
	Title:	Vice President and Controller

Date: February 15, 2006